SUPPLEMENT TO THE PROSPECTUS

Supplement dated February 6, 2025, to the Prospectus dated November 27, 2024.

MFS® Intrinsic Value Fund

Effective February 28, 2025, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":

Portfolio Manager	Since	Title
Philip Evans	February 2025	Investment Officer of MFS

Effective immediately, the following is added after the tables in the sub-sections entitled "Portfolio Manager(s)" under the main headings entitled "Summary of Key Information" and "Management of the Fund":

Effective February 28, 2025, Timothy Dittmer will no longer be a portfolio manager of the fund.

Effective February 28, 2025, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":

Portfolio Manager	Primary Role	Five Year History
Philip Evans	Portfolio Manager	Employed in the investment area of MFS since 2011

UIV-SUP-I-020625